UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 28, 2015

AECOM

(Exact name of Registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-52423 (Commission File Number)	61-1088522 (IRS Employer Identification No.)

1999 Avenue of the Stars, Suite 2600
Los Angeles, California 90067
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code (213) 593-8000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On October 6, 2014, we issued $800.0 million aggregate principal amount of our 5.750% Senior Notes due 2022 and $800.0 million aggregate principal amount of our 5.875% Senior Notes due 2024 (collectively, the “Senior Notes”) in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and on July 6, 2015, filed a Registration Statement on Form S-4 relating to an offer to exchange the Senior Notes for new $800.0 million aggregate principal amount of 5.75% Senior Notes due 2022 and $800.0 million aggregate principal amount of 5.875% Senior Notes due 2024 that will be registered under the Securities Act.

In connection with the exchange offer, we will become subject to the requirements of Rule 3-10 of Regulation S-X regarding financial statements of guarantors and issuers of guaranteed securities registered or being registered with the Securities and Exchange Commission (the “SEC”). As a result, we are filing this Current Report on Form 8-K for the purpose of updating our unaudited consolidated financial statements included in our Quarterly Report on Form 10-Q for the fiscal period ended June 30, 2015 filed with the SEC on August 12, 2015 (the “Q3 Form 10-Q”) to include Note 17, Condensed Consolidating Financial Information (the “Updated Financial Statements”). The additional information included in the Updated Financial Statements, which has been prepared in accordance with generally accepted accounting principles, summarizes financial information for us, our guarantor subsidiaries on a combined basis, and our non-guarantor subsidiaries on a combined basis, as required by Rule 3-10(f) of Regulation S-X. The Updated Financial Statements are filed as Exhibit 99.1 hereto and are incorporated herein by reference and will be incorporated by reference in the Registration Statement on Form S-4.

Other than as described herein, the Updated Financial Statements neither modify the disclosures set forth in the Q3 Form 10-Q nor do they reflect any information regarding subsequent uncertainties, risks, events or trends occurring or known to management. Accordingly, this Current Report on Form 8-K should be read in conjunction with the Q3 Form 10-Q as well as our other filings with the SEC.

Item 9.01.                Financial Statements and Exhibits.

(d)  Exhibits

99.1	Updated Unaudited Condensed Consolidated Financial Statements of AECOM as of June 30, 2015, and for the three and nine months ended June 30, 2015 and 2014, including the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AECOM

Date: September 28, 2015	By:	/s/ David Y. Gan
David Y. Gan
Senior Vice President, Assistant General Counsel